THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Didier Pineau-Valencienne[1,3]

Director

Stephen K. West, Esq.[1,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

[1]Audit Committee Member [2]Audit Committee Chair	[3]Governance/Nominating Committee Chair [4]Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Basel, Brig, Geneva, Lugano, Luxembourg, Sion, Vienna, Zug, London, Paris, New York, Toronto and the Bahamas.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling
1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

The momentum of the global economic recovery faded during the summer, as indicated by the decline in recent Purchasing Managers’ indices from most regions and the deterioration in leading economic indicators, particularly in the U.S. and Japan. Over the summer, the U.S. economy struggled to show any sign of recovery in either the housing or the labor market, putting in doubt the possibility of reducing the output gap. Positive surprises came from economic developments in the Eurozone. Germany, in particular, showed a sharp increase in exports, helped by a weak euro. Systemic risk in Europe was diminished by the European rescue package and the quantitative easing program of the European Central Bank (ECB), through which the ECB purchased government bonds with a value in excess of 61.5 billion euros. ECB members indicated that the unlimited three-month liquidity operations were likely to be extended until at least the end of the year. Spain was able to raise cash more easily than expected through the issuance of a significant amount of bonds that were purchased, in substantial part, by China. From the standpoint of yield spreads, peripheral European countries continued to face high risk premiums, highlighting uncertainty over their debt levels and fiscal consolidations. However, austerity plans that were implemented by those countries are likely to restrain future growth, particularly in the southern European countries. Developing countries, on the other hand, have benefited from robust economic growth which, more and more, is linked to private consumption and sustained trade activity.

Inflation rates and growth in the money supply have remained extremely contained in the developed economies. The U.S. continues to experience little to no inflation, which has caused Federal Reserve Chairman Bernanke to express concern about declining inflation expectations. Quantitative easing measures (the purchase of government or private debt by central banks in an effort to boost the monetary base) also were discussed as a reaction to the recent deterioration in growth indicators. This would bode well for a continuation of highly expansionary monetary policies in the developed economies. In contrast, higher inflation rates in key emerging markets imply less accommodative monetary policies. For example, both the Chinese and the Brazilian central banks already were well advanced in the tightening cycle.

During the third quarter, investor concerns included a potential second recession in the U.S., a hard landing in China, and ongoing sovereign debt issues in the Eurozone. These concerns led to a flight to quality, particularly in August. Sovereign bonds in countries such as Germany, Switzerland, Norway and Sweden; precious metals, especially gold; and the Swiss franc were regarded as safe havens. The yields on many sovereign bonds have reached all-time lows, offering investors little return against the backdrop of exploding public-sector debt caused by rescue packages and plunging tax revenues.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

At the corporate level, second quarter results were higher than expected and balance sheets returned to health. Nonetheless, equities remained volatile in August, as they were affected by the release of weak economic data. On a positive note, September’s market returns were more favorable as investors’ appetites for risk increased due to improved U.S. economic data. As a result, equity prices increased during the third quarter due to a record increase in September. Nonetheless, the MSCI World and MSCI Emerging Market Indices with 2010 price-to-earnings ratios estimated at 13.4x and 12.6x, respectively, continued to trade at a discount to historical valuations.

Currency

Currency is a controversial topic in today’s financial markets. Countries appear to want to use cheap exports or quantitative easing to offset the economic contraction caused by the reduction of private sector investments and spending. Because the U.S. dollar is a reserve currency and because the Chinese yuan is pegged to the dollar, the U.S. monetary policy set by the Federal Reserve Board has the effect of becoming a global monetary policy despite the fact that the economic profiles and interests of countries are quite diverse. The result is an overstimulation of emerging market economies through excessively low interest rates, large capital inflows, a weakening U.S. dollar and a global plunge in interest rates on government bonds. Switzerland, with sound public finance, good economic growth, political stability and controlled inflation is one of the recipients of these capital inflows, with the result that the Swiss franc continues to strengthen, despite repeated actions by the Swiss National Bank (SNB) to weaken it.

For the year, the Swiss franc has strengthened 12% against the euro and 3% against the U.S. dollar. From the peak of the equity markets in 2007 to the end of the third quarter of 2010, both the U.S. dollar and the euro have fallen 20% against the Swiss franc.

Swiss corporations that report their results in local currencies will suffer from the appreciation of the Swiss franc when their results are translated. As a result, companies with significant exposure to foreign markets, especially markets based on the euro and the U.S. dollar, will appear to be relatively expensive, which could trigger selling pressure. While historically there has not been a significant correlation between the movement of the Swiss franc and the performance of the Swiss market in local currencies, the mismatch between cost and revenues could become problematic.

Companies with transactional exposure usually hedge their foreign cash flows for a certain period of time, therefore, the effect of the strong Swiss franc on operating margins should start to be felt next year. Historically, Swiss corporations have adapted by reducing their local cost base and, in some cases, by moving their production out of Switzerland.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Companies in the healthcare, food and capital goods industries generally have a natural hedge because the location of their cost base is mostly the same as the location of their sales. Companies such as Richemont and Swatch have the greatest exposure from the impact of currency on margins due to their “made in Switzerland” label.

Swiss Economy Review

Switzerland ranked number one in a report released by the International Monetary Fund (IMF) on global competitiveness for 2010-2011, which said that Switzerland was characterized by the capacity for innovation and a very sophisticated business culture. The report noted that Switzerland’s scientific research institutions also are well-ranked globally and that there is strong collaboration between the academic and the business sectors. The IMF noted that these factors, combined with significant corporate spending on research and development, help to ensure the development of marketable products and processes. On a final note, the report stated that the attraction to Switzerland also was linked to governance structures that guaranteed a level playing field, which enhanced business confidence.

Switzerland’s current macroeconomic situation continues to be considered among the most stable in the world. Its 3.6% quarter over quarter annualized growth in gross domestic product (GDP) for the second quarter of 2010 (compared to first quarter GDP growth) and its 3.4% growth for the year, were ahead of market expectations.

These gains were the results of strong investments, particularly in construction. The Swiss export sector continued to show robust growth, while private consumption increased by 4.8% compared to the prior year, helped by a strong expansion (+5.0%) in domestic mortgage credits. Corporate activities are above their long-term trend with continued improvement of business sentiment. The most recent strengthening of the Swiss franc has had only a limited negative effect on corporate results. On the monetary front, the SNB temporarily suspended its intervention due to a substantial increase in its foreign currency reserves (75% of the SNB balance sheet and 40% of Swiss GDP) particularly in euros. During the past year the SNB’s interventions have had a dramatic negative effect on its balance sheet with potential losses amounting to 14 billion Swiss francs. Any attempt by the SNB to support the euro with further purchases can virtually be ruled out for political reasons. The SNB should hold on to its quasi-zero interest rate policy for at least another quarter in view of a very benign outlook for inflation. As a result, the Swiss Government raised its 2010 forecast for GDP growth from 1.8% to 2.7%.

Sector Review

Food

Organic top line growth in the food sector has been moderate on the continuation of subdued consumer sentiment, lower pricing power and increasing pressure on commodities. While Lindt continues to face volatile cocoa prices and the effect of currency

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

pressures, it is benefitting from reduced competition in the premium segment of chocolate production. The company should grow organically at a high single digit rate for the year, with limited flexibility to increase prices. At Nestlé, its share price might stabilize towards the end of the year with more flexibility for adjustments in selected markets. Strategically, the firm will continue to emphasize its footprint in nutrition, health and wellness. In September, Nestlé announced the creation of Nestlé Health Science and its intention to leverage its technological know-how for the development of new compounds in the prevention of chronic disorders such as diabetes, atherosclerosis and neurodegenerative diseases. This emerging, but still embryonic, activity will not compete directly with the field of prescribed medicines, but will pose a new challenge to distributors of over-the-counter drugs, vitamins and nutritional supplements.

The food sector remains expensive, both historically and in comparison to other sectors. The sector’s valuation premium is partly justified by the superior top line visibility, its healthy balance sheets and the potential for upward revisions in earnings estimates as it returns to normalized mid-cycle growth rates.

Industrials

The decline in economic activity of Switzerland’s traditional trading partners (with the current exception of Germany) is taking place in the midst of austerity measures and the long-term need to restructure welfare payments in response to demographic changes. At the same time, new markets in the densely populated developing countries, together with an increase in their middle class populations, are major avenues of growth for Swiss exports. Indeed, most companies in the industrial sector, especially mid- and small-capitalization companies, posted earnings far better than expected for the first half of 2010. The upside surprise came not only because of improved margins but, more often than not, from increases in the level of sales and orders. The main drivers behind this momentum included restocking of inventories, growth in demand from emerging markets and gains in market share resulting from strong international networks. In the Swiss engineering sector, an important part of the business comes from recurring revenues, which provides protection against the fluctuations of the business cycle. An estimated 30% of the operating profits for the sector is attributable to services, spare parts and consumables. Sustainability of business is therefore rewarded, as companies can benefit from a large installed customer base that had been built over the years.

Examples of companies with strong business growth include Meyer Burger, Schweiter and Belimo. The Fund’s exposure to mid- and small-capitalization companies in the industrial sector was close to 15% at the end of the quarter and the Fund’s total exposure to the sector was 19%.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Results were more mixed for large-capitalization companies. ABB showed improvement in the early cyclical businesses such as automation, but suffered a setback in power systems as large orders remained scarce. While Management noted that ABB was experiencing some pricing pressure, the efficient programs it has in place should continue to allow it to reduce costs and to help it to offset a tougher pricing environment. Holcim results were disappointing due to weaker than expected activity in Europe and, to some extent, in the Asia Pacific region, both of which triggered some pricing erosion due to excess capacity.

Following strong performance after the bottom in 2009, Swiss industrials traded at average long-term multiples in terms of price to book and price to sales ratios and higher than average in terms of price to earnings ratios.

Healthcare and Chemicals

Healthcare failed to match the performance of global indices despite the consensus view on the attractiveness of the sector and the reasonable valuation of these companies. The MSCI Healthcare Index was up 9.9% during the third quarter compared to 13.8% for the MSCI World Index. The performance of Swiss healthcare stocks displayed a mixed pattern with Roche underperforming the Swiss Performance Index (SPI) to a large extent, while Novartis benefited from a shift away from its competition. Roche faced a number of serious clinical setbacks in its oncology franchise, including a vote from an advisory panel of experts of the U.S. Food and Drug Administration (FDA) against an extension of a therapeutic indication for the breast cancer drug, Avastin. In addition, in September the company announced what appears to be its largest restructuring plan including measures to revise cost structures. While the market anticipates cost savings in the range of two to four billion Swiss francs, the company plans to disclose more details by the end of the year. Novartis marked an important step forward in the treatment of multiple sclerosis with the FDA approval in September of the first oral treatment for relapsing forms of multiple sclerosis. The introduction of the drug Gilenya will put competitive pressure on existing Interferon-based treatments, including Rebif from Merck KGaA and Avonex from Biogen Idec. As anticipated, Novartis has completed the acquisition from Nestlé of the remaining 52% of Alcon for $28.3 billion giving it a 77% majority ownership.

The generic market has seen the first introduction of a “copy” of the anti-thrombotic drug Lovenox from Sanofi Aventis. The market launch of this generic by Sandoz, a division of Novartis, will be challenged soon by the entry of new competitors such as pure-play generic drug makers Teva and Mylan.

The healthcare sector was very active on the merger and acquisition front, revealing strong interest from the pharmaceutical companies in the biotech sector and its

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

motivation to externalize part of its research and development. Offers have been at a substantial premium to market prices as indicated by the price paid by Sanofi Aventis for Genzyme, Johnson and Johnson for Crucell, and Bristol-Myers Squibb for Zymogenetics. In that environment, speculation on additional mergers has had an impact on the volatility of the sector and, in particular, on selected Swiss biotech stocks.

Although the dental implant market appeared to be stabilizing in the middle of the year, Management has been reluctant to invest in the sector. Companies focusing on dental implants and in the orthopedic market continued to have disappointing results. Since the beginning of the year, Nobel and Straumann shares have declined by 49% and 25%, respectively.

Swiss specialty companies continued to benefit from the rebound of manufacturing activity in Europe and North America despite the unfavorable strength of the Swiss franc, which will have an increasingly negative effect on company margins. Raw material price increases were transferred to customers to some extent. Companies such as EMS-Chemie saw increased volume and benefited from the demand for plastic from the automotive industry. Growing automotive production in China will continue to trigger expansion of capacity in the specialty chemical sector.

The commoditized agro-chemical business should continue to experience pricing pressure, which may be partially off-set by volume momentum in the crop protection industry. Syngenta’s crop protection division is known to be cyclical and the current negative pricing environment is not unusual. However, the underlying long-term fundamentals of the crop protection and the seeds industry remain intact.

Financials

One of the key developments during the third quarter was the release of the Basel Committee report on Banking Supervision, which included an agreement to develop a new set of rules aimed at preventing a repeat of the 2008 credit crisis and the subsequent recession. Under the new regulatory regime of Basel III, capital requirements more than tripled, increasing from 2% of assets under the Basel II framework to 7% of assets. Basel III also set an effective target core equity ratio of 7% including a 2.5% conservation buffer. However, the new regime will not be fully implemented until 2019, giving financial institutions over eight years to comply with these new rules.

At the same time, the Swiss Commission of Experts appointed by the Federal Council submitted a package of measures to limit the “too big to fail” risks posed by banks that are systemically important to the Swiss economy. Those recommendations will be the basis for upcoming changes in Swiss banking law. As a result, UBS and Credit Suisse will have to maintain higher capital adequacy ratios than their foreign competitors. Overall, Basel III prescribes common equity of 7% and total

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

capital of 10.5%, while the Swiss Commission of Experts requires banks to hold 10% of common equity and a total of 19% of total capital (common equity and contingent convertibles). While target leverage ratios were not explicitly mentioned, the other requirements effectively translated into a target leverage ratio of about 5%. The next step in global financial reform will be for the Financial Stability Board to address the “too big to fail” issue at the next G20 meeting.

These measures removed a layer of uncertainty from the future international regulatory environment, where the final outcome for Basel III is likely to be better than expected for banks. However, new global capital requirements under Basel III and “too big to fail” recommendations could structurally depress returns on equity, which reached 18% in the past cycle, to below 13%. Swiss private banks could benefit from a flight-to-safety trend given their low tax environment and strong currency within a stable political environment. The sector is still trading at very attractive valuations with an estimated 2010 price-to-earnings ratio of 10 and an estimated 2010 price-to-book ratio of 1.4, reflecting weaker secular growth, lower revenue quality and declining profitability going forward.

While banks outperformed the SPI in the third quarter the sector has lagged behind the SPI significantly since the beginning of the year. After improved macroeconomic data was released in August, banks have rallied substantially. From a corporate perspective,

UBS surprised investors with ongoing recovery in its core investment banking and wealth management businesses with net new money break-even expected in the fourth quarter. As a key segment in the banking sector, with few exceptions, private banks strongly disappointed investors due to declining profitability. The outlook for results for the third quarter remains cautious as trading conditions have not improved materially from the second quarter. Relative to their European competitors, Swiss banks could benefit from very high capitalization levels and regulation norms that are already ahead of the curve. Nonetheless, relative to the SPI, the Fund remained underweight in the banking sector, even though the underweighting was reduced by an increase in the Fund’s exposure to UBS during the quarter.

Consumer Goods

The luxury goods segment continues to ride on the momentum of emerging market consumers and stabilization in the developed markets. Emerging markets are expected to provide close to 80% of the growth in the industry.

The Fund has maintained a large overweight position in the sector and has benefited from the outperformance of Swatch Group versus the SPI (20.6% versus 3.4%, respectively for the third quarter). Swatch Group and Richemont published very strong results during the quarter with Swatch’s margins being the highest ever for a first half of the year. As a pure play in the watch industry, Swatch was a major beneficiary of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

restoration of inventories as more than 90% of group sales are realized through third parties.

Real Estate

The competitiveness of Switzerland, particularly with the presence of highly qualified staff, a location offering the benefits of certainty in the legal environment, political stability and well functioning institutions, continues to attract many foreigners that may also have a tendency to relocate their business activities to the country.

One sector that has grown in Switzerland is global commodities trading, primarily as a result of Switzerland’s tax climate, good infrastructure and availability of highly qualified personnel. In the future, this sector can be expected to base more trading operations in Switzerland.

Switzerland is witnessing a sustained level of immigration from individuals and from international companies deciding to relocate. This trend is very supportive for real estate which has not suffered much during the financial crisis and which continues to see very good activity. Mounting pressures on transport infrastructure in the major cities will ensure that demand for construction services remains high over the foreseeable future. This will generate further sector growth for real estate developers and reduce vacancy rates for current properties. PSP Property and Mobimo, two relatively large positions in the Fund, have seen their share prices increase by 21% and 11%, respectively from the beginning of the year to the end of September. In addition, their dividend yields are much higher than the Swiss market.

Private Equity and Other Illiquid Investments

During the third quarter, the Fund made a new direct private investment in EyeSense, a non-listed company, and, together with a new strategic investor, UCB Pharma, a follow-on investment in Synosia. EyeSense, a spinoff from Novartis, has great prospects in the diagnostic field of blood glucose measurement. With more than 220 million diabetics in the world today, blood glucose measurement is one of the largest diagnostic markets. While the Fund made additional investments in Zurmont Madison and Aravis II, both private equity funds, as a result of capital calls made in accordance with the terms of the Fund’s initial limited partnership agreements, it did not make any investments in new private equity funds. The Fund’s total draw downs in these two limited partnerships represented 1.9% of the Fund’s net assets as of September 30, 2010. If the unfunded commitments of 1.5% were included, the total percentage invested in limited partnerships would equal 3.4% of the Fund’s net assets.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 9/30/10	Total return as of year ended December 31													Cumulative Performance 12/31/96- 9/30/10
		2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	1.81%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	104.68%

Swiss Performance Index (SPI)	-0.56%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	122.72%

Swiss Market Index (SMI)	-3.81%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	59.71%

iShares Switzlerland[2]	-1.55%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	80.34%

CS EF (CH) Swiss Blue Chips[3,7]	-2.44%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	70.68%

UBS (CH) Equity Fund[4,7]	-1.62%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	77.62%

Pictet (CH) — Swiss Equities[5,7]	-1.69%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	93.07%

Saraswiss (Bank Sarasin)[6,7]	-0.08%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	62.62%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

[1]

Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 9/30/10 = .98.

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.
Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison
Year to Date December 31, 2009 through September 30, 2010
Performance in Swiss Francs

Swiss Performance Index (SPI)	-0.56%

Swiss Helvetia Fund

Based on Net Asset Value	1.81%

Change in U.S. Dollar vs. Swiss Franc	-5.49%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	7.69%

Based on Market Price	8.09%

S & P 500 Index	3.89%

MSCI EAFE Index	1.46%

Lipper European Fund Index (10 Largest)	-0.27%

Lipper European Fund Universe Average	1.35%

Source: Citi Fund Services Ohio, Inc.

Outlook

Management’s strategy at this stage of the economic cycle is to favor growth over value and globally-exposed companies to emerging markets. However, because companies that have slow growth, steady cash flows with high dividend pay-outs and strong domestic exposure suffer much less from the strength of the currency, they are also part of the portfolio mix.

In terms of investment themes, Management favors capital expenditures in the oil sector, consumer growth in emerging markets, infrastructure spending in India and an upgrade of the Chinese industrial base as its population is aging and its labor costs are increasing.

The challenge for corporate earnings across the board is the relative scarcity of spending power by European and U.S. consumers, a situation which could trigger some deflationary tendencies. On the other hand, because of this situation, both monetary and fiscal policies will need to remain very accommodative as governments step in to compensate for the retrenchment of the private sector which continues to heal from the debt crisis of 2008 and 2009. If governments in developed countries adopt strict fiscal orthodoxy, cut spending, and possibly increase taxes, equity markets should see some increased volatility.

In the meantime, very loose monetary policy in the developed countries and the resumption of quantitative easing will have the potential to greatly stimulate emerging market economies. The actions of central banks in the U.S. and Europe have not only reduced interest rates on their government debt but also put considerable pressure on the yields of the debt of emerging market countries to a level that is below what would be natural at this stage of their development.

Fund’s Performance Review

Despite anemic growth in the developed economies and continued risk averse sentiment, equity markets had positive returns in the third quarter. While the MSCI World Index had a positive return of 13.2% for the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

quarter, it remains 4.8% below the market apex in April 2010. With the specter of another episode of recession in the developed equity markets, low growth expectations and the on-going increase in raw materials prices, investors have tactically embraced regions with the prospect of higher growth including countries in Asia. The performance of medium sized industrial companies and those involved in luxury goods revealed that investor appreciation early in the year was too conservative, and several analysts have had to make upward revisions in their forecasts for the year.

During the third quarter, luxury exports continued to benefit from Middle East and emerging market demand. The luxury goods sector has outperformed the European and Swiss indices in the third quarter and in the past twelve months (the sector returned 35% for the year in the SPI). Upward earnings revisions were consistent with the re-rating of the sector, which took place in mid-2009.

Utilities remained out of favor and were the worst performers of the SPI for the quarter. Also, defensive sectors such as healthcare and the consumer non-discretionary sector had poor returns in the third quarter. The construction and materials segment of the SPI displayed large discrepancies in the performance of its component companies. In this industry, Holcim shares ended the quarter with a return of -13.4% due to the effect of weather in India and a slow recovery in U.S. and European cement demand. In contrast, Belimo and Forbo, in the same segment of the SPI, had stellar performance (17.6% and 24.6%, respectively). Belimo benefited from solid construction activity in the non-residential niche and from the trend towards energy-efficient building. Large performance differences were also observed in the energy sectors. Transocean shares, which the Fund began to accumulate at the end of the second quarter, had a technical rebound of +24.3% in the third quarter (versus -25.1% for Petroplus).

In general, company outlooks remain positive for the end of the year. Margins are at historically high levels and balance sheets have been deleveraged.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 94.23%

Banks — 8.44%

434,000	Credit Suisse Group[1] Registered Shares	$18,658,068	4.21%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $18,678,431)

1,100,000	UBS AG1,2 Registered Shares	18,780,900	4.23%
	A global diversified financial service company with significant activity in private banking, investment banking and asset management. (Cost $13,652,193)

		37,438,968	8.44%

Biotechnology — 1.22%

352,155	Addex Pharmaceuticals, Ltd.[2,3] Registered Shares	3,766,846	0.85%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $17,167,028)

3,029	NovImmune SA2,4,5,6 Common Shares	1,641,230	0.37%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		5,408,076	1.22%

No. of Shares	Security	Fair Value	Percent of Net Assets

Chemicals — 1.47%

31,000	EMS-Chemie Holding AG Registered Shares	$4,981,831	1.12%
	Manufactures and markets performance polymers, high-grade chemical intermediates, fine chemicals, and protective bonding, coating and sealing products. (Cost $4,566,491)

1,500	Givaudan SA Registered Shares	1,541,532	0.35%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $1,324,258)

		6,523,363	1.47%

Commercial Services — 1.17%

3,200	SGS SA Registered Shares	5,201,494	1.17%
	Provides industrial inspection, analysis, testing and verification services worldwide. (Cost $4,144,258)

		5,201,494	1.17%

Construction & Materials — 3.67%

2,141	Belimo Holding AG Registered Shares	3,482,317	0.78%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $1,618,407)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — (continued)

2,000	Forbo Holding AG Registered Shares	$1,105,481	0.25%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $697,166)

70,700	Holcim, Ltd. Registered Shares	4,566,426	1.03%
	Produces building materials. (Cost $3,960,128)

3,850	Sika AG Bearer Shares	7,144,736	1.61%
	Leading producer of construction chemicals. (Cost $6,224,198)

		16,298,960	3.67%

Diversified Manufacturing Operation — 4.03%

23,000	Burckhardt Compression Holding AG Bearer Shares	5,127,591	1.16%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $4,186,551)

50,000	Huber & Suhner AG Registered Shares	2,922,360	0.66%
	Manufactures telecommunications products and polymer systems. Produces antenna systems, lightning protection, fiber optic cables and connectors and hybrid cables. (Cost $2,305,869)

No. of Shares	Security	Fair Value	Percent of Net Assets

Diversified Manufacturing Operation — (continued)

6,300	Phoenix Mecano AG Bearer Shares	$3,869,185	0.87%
	Produces and sells enclosures, electromechanical components and mechanical components. (Cost $3,300,917)

51,000	Sulzer AG Registered Shares	5,951,175	1.34%
	Manufactures and sells surface coatings, pumps, process engineering equipment and fuel cells. (Cost $5,418,051)

		17,870,311	4.03%

Food & Beverages — 19.08%

135	Lindt & Sprungli AG Registered Shares	3,793,183	0.85%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,509,000	Nestle SA1 Registered Shares	80,859,972	18.23%
	Largest food and beverage processing company in the world. (Cost $26,138,927)

		84,653,155	19.08%

Industrial Goods & Services — 9.50%

349,000	ABB, Ltd. Registered Shares	7,398,321	1.67%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $7,488,128)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

110,000	Gategroup Holding AG2 Bearer Shares	$4,391,218	0.99%
Provides a wide range of global services for airlines, railroads, and hotels. Specializes in catering and hospitality; provisioning and logistics; and onboard solutions to companies that serve people on the move.
	(Cost $4,102,084)

6,440	Inficon Holding AG Registered Shares	909,688	0.21%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,617)

54,744	Kuehne + Nagel International AG Registered Shares	6,612,203	1.49%
	Transports freight worldwide. (Cost $4,438,559)

197,000	Meyer Burger Technology AG2 Bearer Shares	6,251,088	1.41%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws and slurry reclamation equipment. (Cost $5,248,741)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

30,290	Rieter Holding AG1,2 Registered Shares	$8,751,065	1.97%
	Manufactures noise control products and spinning systems and chemical fibre systems, which are used to process cotton and plastic and man-made fibres. (Cost $8,510,182)

11,464	Schweiter Technologies AG Bearer Shares	7,803,429	1.76%
Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Produces machines for the assembly and packaging of semiconductor devices.
	(Cost $6,388,067)

		42,117,012	9.50%

Insurance — 3.23%

60,800	Zurich Financial Services AG1 Registered Shares	14,332,607	3.23%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $13,625,007)

		14,332,607	3.23%

Medical Technology — 0.63%

168,000	Kuros Biosurgery AG4,5,6 Registered Shares	2,785,813	0.63%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

		2,785,813	0.63%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Oil & Gas — 1.75%

119,000	Transocean Ltd.[2] Bearer Shares	$7,753,058	1.75%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $6,154,428)

		7,753,058	1.75%

Personal & Household Goods — 4.62%

54,100	Swatch Group AG1 Bearer Shares	20,472,665	4.62%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $14,834,046)

		20,472,665	4.62%

Pharmaceuticals — 21.53%

1,114,700	Novartis AG1 Registered Shares	64,295,353	14.49%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $31,771,769)

227,200	Roche Holding AG1 Non-voting equity securities	31,209,622	7.04%
	Worldwide pharmaceutical company. (Cost $4,015,648)

		95,504,975	21.53%

No. of Shares	Security	Fair Value	Percent of Net Assets

Real Estate & Infrastructure— 5.34%

8,800	Flughafen Zuerich AG Registered Shares	$3,215,722	0.72%
	Constructs, leases, and maintains airport structures and equipment. (Cost $2,890,406)

31,000	Mobimo Holding AG2 Registered Shares	5,806,848	1.31%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $4,479,339)

135,000	PSP Swiss Property AG1 Registered Shares	10,039,152	2.26%
	Owns and manages real estate, including a portfolio of office buildings in the financial and historic sections of the five largest Swiss cities. (Cost $7,526,003)

65,000	Swiss Prime Site AG2 Registered Shares	4,640,719	1.05%
	Owns business and mixed-use business/residential buildings in commercial centers in Switzerland. (Cost $3,805,741)

		23,702,441	5.34%

Retailers — 6.31%

310,000	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	15,012,130	3.38%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $11,777,048)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retailers — (continued)

83,000	Dufry Group[2] Registered Shares	$7,977,583	1.80%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $5,225,267)

10,600	Galenica AG Registered Shares	5,012,744	1.13%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $3,051,975)

		28,002,457	6.31%

Technology — 2.24%

202,900	Kudelski SA Bearer Shares	5,337,561	1.20%
	Designs and manufactures digital security products. (Cost $6,223,174)

149,500	Temenos Group AG2 Registered Shares	4,606,121	1.04%
	Provides integrated software for the banking sector. (Cost $3,482,574)

		9,943,682	2.24%

	Total Common Stocks (Cost $273,542,048)	418,009,037	94.23%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.17%

Biotechnology — 1.04%

3,162	NovImmune SA, Series B Preferred Shares[4,5,6]	$2,183,121	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

133,200	Synosia Therapeutics Holding AG, Series B Preferred Shares[4,5,6]	2,047,186	0.46%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $1,740,545)

25,788	Synosia Therapeutics Holding AG, Series C Preferred Shares[4,5,6]	396,342	0.09%
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $378,003)

		4,626,649	1.04%

Medical Technology — 0.13%

83,611	EyeSense AG, Series C Preferred Shares[4,5,6]	573,214	0.13%
	A spin-out from Ciba Vision AG developing novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $537,326)

		573,214	0.13%

	Total Preferred Stocks (Cost $4,718,181)	5,199,863	1.17%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Convertible Corporate Bond — 1.55%

Industrial Goods & Services — 1.55%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,387,196)	$6,865,389	1.55%

	Total Convertible Corporate Bond (Cost $6,387,196)	6,865,389	1.55%

Private Equity Limited Partnerships — 1.92%

	Aravis Biotech Il - Limited Partnership[2,4,5,6] (Cost $1,693,366)	1,798,851	0.41%

	Zurmont Madison Private Equity, Limited Partnership[2,4,5,6] (Cost $8,480,050)	6,696,134	1.51%

	Total Private Equity Limited Partnerships (Cost $10,173,416)	8,494,985	1.92%

	Total Investments* (Cost $294,820,841)	438,569,274	98.87%

	Other Assets less Other Liabilities, net	5,027,992	1.13%

	Net Assets	$443,597,266	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/09	Value as of 12/31/09	Gross Additions	Gross Reductions	Income	Shares Held as of 9/30/10	Value as of 9/30/10
Addex Pharmaceuticals Ltd.	488,370	$6,519,474	$—	$(1,245,879)	$—	352,155	$3,766,846

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2010

[4]

Security valued by the Board’s Pricing Committee. Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $18,121,891 or 4.09% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 — June 30, 2010	$1,693,366
Kuros Biosurgery Holding AG	August 10, 2009 — August 28, 2009	2,516,639
EyeSense AG — Preferred Shares C	July 22, 2010	537,326
NovImmune SA — Common Shares	October 7, 2009 — December 11, 2009	1,551,109
NovImmune SA — Preferred Shares B	October 7, 2009 — December 11, 2009	2,062,307
Synosia Therapeutics Holdings AG, Series B Preferred Shares	October 17, 2008 — February 23, 2009	1,740,545
Synosia Therapeutics Holdings AG, Series C Preferred Shares	August 30, 2010	378,003
Zurmont Madison Private Equity, LP	September 13, 2007 — September 9, 2010	8,480,050

		$18,959,345

[5]	Illiquid. There is no public market for these securities.
[6]	Security priced at Fair Value as determined by the Board’s Pricing Committee. At the end of the period, the value of these securities amounted to $18,121,891 or 4.09% of the net assets.
*	Cost for Federal income tax purposes is $298,936,940 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$155,812,215
Gross Unrealized Depreciation	(16,179,881)

Net Unrealized Appreciation	$139,632,334

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of September 30, 2010.

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2010

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	21.5%
Food & Beverages	19.1%
Industrial Goods & Services	9.5%
Banks	8.5%
Retailers	6.3%
Real Estate & Infrastructure	5.3%
Personal & Household Goods	4.6%
Diversified Manufacturing Operation	4.0%
Construction & Materials	3.7%
Insurance	3.2%
Technology	2.2%
Oil & Gas	1.8%
Chemicals	1.5%
Biotechnology	1.2%
Commercial Services	1.2%
Medical Technology	0.6%
Private Equity Limited Partnerships	1.9%
Convertible Corporate Bond	1.6%
Preferred Stocks	1.2%
Other Assets and Liabilities	1.1%

100.0%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$413,581,994	$—	$4,427,043	$418,009,037
Preferred Stock	—	—	5,199,863	5,199,863
Convertible Corporate Bond	—	6,865,389	—	6,865,389
Private Equity Limited Partnerships	—	—	8,494,985	8,494,985

Total Investments in Securities	$413,581,994	$6,865,389	$18,121,891	$438,569,274

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of direct investments in privately-held companies and investments in private equity limited partnerships. Privately-held companies and underlying securities in private equity limited partnerships are valued according to International Financial Reporting Standards (IFRS) and European Venture Capital Association (EVCA) principles. The inputs and valuation techniques used to value Level 3 securities may include the following: acquisition cost; size of the investment; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. For the private equity limited partnerships, inputs and valuation techniques also may include fair valuations of the limited partnerships and their portfolio holdings provided by the underlying funds’ managers, other available information about the funds’ portfolio holdings, values obtained on redemption from other investors in an underlying fund, discussions with the underlying funds’ managers and/or other investors and comparisons of previously-obtained estimates against the fund’s audited financial statements.

When valuing Level 3 investments, management also considers potential events that could have a material impact on their operations. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by investment basis.

The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the nine-month period ended September 30, 2010, there were no significant transfers between Level 1, Level 2, and Level 3.

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 to ASC 820-10, “Fair Value Measurements and Disclosures”. The amendment requires disclosure of purchases and sales in the Level 3 roll forward on a gross basis. The amendment is effective for interim and fiscal periods beginning after December 15, 2010. Management is currently evaluating the impact this guidance will have on the Fund’s related disclosures.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships
Balance as of December 31, 2009	$4,183,797	$3,997,870	$7,395,960
Change in Unrealized Appreciation/Depreciation	243,246	286,664	375,873
Net Purchases	—	915,329	723,152

Balance as of September 30, 2010	$4,427,043	$5,199,863	$8,494,985

C. When Issued and Delayed Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

D. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains.

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Transactions in written call options during the period ended September 30, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, December 31, 2009	30,000	$762,490
Written	—	—
Exercised	—	—
Expired	—	—
Closed	(30,000)	(762,490)

Outstanding, September 30, 2010	—	$—

Market Value of Liability, September 30, 2010		$—

The Fund held no contracts at September 30, 2010.

E. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

F. Estimates

The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates.

G. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements to the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Private Equity

The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and, as such, has elected to use the practical expedient as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Fund and their attributes as of September 30, 2010 that qualify for these valuations are shown in the table below.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

As of September 30, 2010, the Fund invested in private equity limited partnerships. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amount disbursed to the private equity limited partnerships are shown in the table below:

Private Equity Limited Partnerships—International (a)	Original Capital Commitment*	Unfunded Commitments	Fair Value as of September 30, 2010
Zurmont Madison Private Equity LP	$14,330,314	$5,217,943	$6,696,134
Aravis Biotech II LP	3,326,680	1,415,170	1,798,851

*	The original capital commitment represents 14,000,000 and 3,250,000 Swiss francs for Zurmont Madison Private Equity LP and Aravis Biotech II LP, respectively. The exchange rate as of September 30, 2010 was used for conversion and equals 0.976950.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

Note 3—Subsequent Events

Management has evaluated subsequent events through the date this report was available to be issued and there are no subsequent events to report.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMI-ANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

September 30, 2010